EX-99.16.16

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/Paul Lawler

Name: Paul Lawler

Title:   Trustee

Date: 3/24/2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/Jean Hamilton

Name: Jean Hamilton

Title:   Trustee

Date: 3/24/2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/William Kelly

Name: William Kelly

Title:   Trustee

Date: 3/24/2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/Lisa Anderson

Name: Lisa Anderson

Title:   Trustee

Date: 3/24/2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/James Jordan

Name: James Jordan

Title:   Trustee

Date: 3/24/2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/Candace Beinecke

Name: Candace Beinecke

Title:   Trustee

Date: 3/24/2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/Jean-Marie Eveillard

Name: Jean-Marie Eveillard

Title:   Trustee

Date:

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/ John P. Arnhold

Name: John P. Arnhold

Title:   Trustee

Date: April 16, 2011

FIRST EAGLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Arnhold and Suzan Afifi and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds.

/S/ Joseph Malone

Name: Joseph Malone

Title:   Chief Financial Officer

Date: April 12, 2011